Daruma Mid-Cap Value Fund
Supplement Dated May 16, 2000,
to the Prospectus
Dated October 28, 1999


		On  May 15, 2000, the Board of Directors of The Daruma  Fund, Inc. (the
"Company") unanimously voted, subject to approval by the shareholders, to liquidate and dissolve the Company and its sole series, the Daruma Mid-Cap
Value Fund (the "Fund").   It is anticipated that, as early in June 2000
as is practicable, a proxy statement and proxy will be mailed to shareholders of the Fund seeking their vote in connection with the liquidation and dissolution of the Fund.  Assuming that shareholders vote in favor of the proposal, the liquidation is expected to occur by late June.

	As a result of the decision to pursue liquidation and dissolution of the Fund, as of the date of this Supplement, investors are no longer permitted to purchase shares of the Fund, subject to the following limited exception.
 Until the proxy statement and proxy are mailed to shareholders existing shareholders will be permitted to continue to reinvest dividends and distributions in additional shares of the Fund.